Exhibit 99.1

WEINGARTEN REALTY INVESTORS

AMENDED AND RESTATED 2010 LONG-TERM INCENTIVE PLAN

I.  GENERAL

1.1           Purpose.  The Weingarten Realty Investors Amended and Restated 2010 Long-Term Incentive Plan (the "Plan") has been established by Weingarten Realty Investors, a Texas real estate investment trust (the "Company"), to:

(a)           attract and retain key employees of the Company;

(b)           attract and retain trust managers and Consultants (as defined below);

(c)           motivate Participants (as defined below) by means of appropriate incentives to achieve long-range goals;

(d)           provide incentive compensation opportunities that are competitive with those of comparable enterprises; and

(e)           further align Participants' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common shares of beneficial interest;

and thereby promote the long-term financial interest of the Company and its Subsidiaries (as defined below), if any, including the growth in value of the Company's equity and enhancement of long-team shareholder return.

1.2           Effective Date.  Subject to the ratification and approval of the holders of a majority of the common shares of beneficial interest of the Company voting at the Company's 2010 annual meeting of shareholders, the Plan shall be effective as of May 6, 2010 (“Effective Date”), provided, however, that awards approved by the Committee prior to approval of the Plan by shareholders of the Company are contingent on such approval of the Plan by the shareholders of the Company and shall be null and void if such approval of the shareholders of the Company is withheld.  The Plan shall terminate on May 6, 2020, the tenth anniversary of the Effective Date.

1.3           Definitions.  The following definitions are applicable to the Plan.

(a)           "Award" shall mean the grant of Share Options, Restricted Shares, or Restricted Share Units pursuant to the Plan.

(b)           "Award Agreement" shall mean a written agreement between the Company and a Participant documenting an Award under the Plan. Such agreement may be documented in electronic form determined to be acceptable by the Committee.

(c)           "Board" shall mean the Board of Trust Managers of the Company.

(d)           "Cause" shall mean termination of a Participant's employment with the Company or a Subsidiary upon the occurrence of one or more of the following events:

(1)           The Participant's failure to substantially perform such Participant's duties with the Company or any Subsidiary as determined by the Committee or the Board following receipt by the Participant of written notice of such failure and the Participant's failure to remedy such failure within fourteen (14) days after receipt of such notice (other than a failure from the Participant's incapacity during physical or mental illness);

(2)           The Participant's willful failure or refusal to perform specific directives of the Board, which directives are consistent with the scope and nature of the Participant's duties and responsibilities, and which are not remedied by the Participant within fourteen (14) days after being notified in writing of such Participant's failure by the Board;

(3)           The Participant's conviction of a felony; or

(4)           A breach of the Participant's fiduciary duty to the Company or any Subsidiary or willful violation in the course of performing the Participant's duties for the Company or any Subsidiary of any law, rule or regulation (other than traffic violations or other minor offenses).  No act or failure to act on the Participant's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company;

provided, however, that for each employee of the Company who has entered into an employment agreement with the Company, "cause" shall have the meaning provided in such employment agreement.

(e)           "Change in Control" shall mean, after the Effective Date, (i) a Corporate Transaction is consummated, other than a Corporate Transaction that would result in substantially all of the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly and in substantially the same proportions relative to each other) not less than fifty percent (50%) of the combined voting power of the voting securities of the issuing/surviving/resulting entity outstanding immediately after such Corporate Transaction or (ii) an agreement for the sale or other disposition of all or substantially all of the company's assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company; the sale or disposition of the securities of one or more Subsidiaries or the sale or disposition of the assets of one or more Subsidiaries) is consummated.

Notwithstanding the foregoing, if payment or settlement of an Award is contingent upon the occurrence of a Change in Control, for such purpose, Change in Control shall be defined as provided in Code Section 409A(a)(2)(A)(v) and regulations promulgated thereunder and shall be construed accordingly.

(f)           "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

(g)           "Committee" shall mean the Management and Development Executive Compensation Committee of the Board as such Committee may be constituted from time to time; provided, however, membership on the Committee shall be limited to Non-Employee Trust Managers; and provided, further, the Committee will consist of not less than two (2) trust managers.

(h)           "Consultant" shall mean any Person who or which is engaged by the Company or any Subsidiary to render consulting services pursuant to a written agreement.

(i)           "Corporate Transaction" shall mean any recapitalization (other than a transaction contemplated by Section 1.11 of the Plan) merger, consolidation or conversion involving the Company or any exchange of securities involving the Shares (other than a transaction contemplated by Section 1.11 of the Plan), provided that an issuance of Shares by the Company shall not be deemed to be a "Corporate Transaction."

(j)           "Disabled" shall mean the inability of a Participant by reason of a physical or mental impairment, to engage in any substantial gainful activity on behalf of the Company, of which the Board shall be the sole judge.

(k)           "Fair Market Value" of any Shares shall mean (i) if the Shares are readily tradable on an established securities market, the closing price of a share on the Option Date; (ii) if the Shares are traded on an exchange or market in which prices are reported on bid-and-asked prices, the closing price for a Share on the Option Date; or (iii) if the Shares are not readily tradable on an established securities market nor traded on the over-the-counter market, then with respect to Non-Qualified Share Options and Restricted Share Units, such value as the Committee, in good faith, shall determine in accordance with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B), and with respect to any other Award hereunder, such value as the Committee, in good faith, shall determine.

(l)           "Incentive Share Option" shall mean any option to purchase Shares awarded pursuant to the Plan which qualifies as an "Incentive Share Option" pursuant to Code Section 422.

(m)           "Non-Employee Trust Manager" shall have the meaning set forth for a non-employee director in Rule 16b-3 (or any successor to such rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who are also "outside directors," as required pursuant to Code Section 162(m) and such Treasury regulations as may be promulgated thereunder.

(n)           "Non-Qualified Share Option" shall mean any option to purchase Shares awarded pursuant to the Plan that does not qualify as an Incentive Share Option, including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Share Option but which does not (for whatever reason) qualify as an Incentive Share Option.

(o)           "Option Date" shall mean, with respect to any Share Option, the date on which the Share Option is granted under the Plan.

(p)           "Participant" shall mean (i) any regular full-time employee of the Company or any Subsidiary (meaning an employee who works at least thirty (30) hours or more per week) who is selected by the Committee to participate in the Plan, or (ii) any Consultant or trust manager of the Company or any Subsidiary.

(q)           "Permitted Modification" shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides in connection with a Share Option, that subsequent to the consummation of the Corporate Transaction (i) the exercise price of such Share Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (ii) the nature and amount of consideration to be received upon exercise of the Share Option will be the same (on a per share basis) as was received by Persons who were holders of shares of Common stock immediately prior to the consummation of the Corporate Transaction; provided, however, as follows: (i) any such adjustments to Awards that are considered “deferred compensation” within the meaning of

Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any such adjustments to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

(r)           "Permitted Transferees" shall mean a member of a Participant's immediate family, trusts for the benefit of such immediate family members, and partnerships in which the Participant and/or such immediate family members are the only partners, provided that no consideration is provided for the transfer.  Immediate family members shall include a Participant's spouse, descendants (children, grandchildren and more remote descendants), and shall include step-children and relationships arising from legal adoption.

(s)           "Person" shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other farm of business organization.

(t)           "Restricted Period" has the meaning ascribed to it in Article IV.

(u)           "Restricted Shares" has the meaning ascribed to it in Article IV.

(v)           “Restricted Share Units” has the meaning ascribed to it in Article V.

(w)           “Retirement” shall mean the Participant’s termination of employment or service which is designated by the Committee, in its sole discretion, as a retirement for purposes of the Plan.

(x)           "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

(y)           “Separation from Service” shall mean the termination of employment or service of a Participant from the Company and all Subsidiaries. A Participant shall have Separated from Service as of the date after which the level of bona fide services he or she is expected to perform has decreased to no more than 20 percent of the average level of bona fide services performed over the immediately preceding 36-month period. A Participant’s service shall not be deemed to have terminated merely because of a change in the entity for which the Participant renders such service, provided there is no interruption or termination of the Participant’s service.

(z)           "Shares" shall mean the common shares of beneficial interest of the Company, $.03 par value per share, of the Company.

(aa)         "Share Option" shall mean the right of a Participant to purchase Shares pursuant to an Incentive Share Option or a Non-Qualified Share Option awarded pursuant to the provisions of the Plan.

(bb)        "Subsidiary" shall mean any Person during any period of which fifty percent (50%) or more of the total combined voting power of all classes of securities entitled to vote is owned, directly or indirectly, by the Company.

(cc)         "Transactional Consideration" shall have the meaning set forth in Section 1.11(a) of the Plan.

1.4           Administration.

(a)           The authority to manage and control the operation and administration of the Plan shall be vested in the Committee.  Subject to the provisions of the Plan, the Committee will have authority to:

(1)           select employees, Consultants or trust managers to receive Awards;

(2)           to determine the time or times of receipt of Shares issued pursuant to an Award;

(3)           to determine the types of Awards and the number of Shares covered by the Awards;

(4)           to establish the terms, conditions, performance criteria, restrictions, and other provisions of Awards;

(5)           to amend, modify or suspend Awards;

(6)           to interpret the Plan;

(7)           to establish, amend, and rescind any rules and regulations relating to the Plan;

(8)           to determine the terms and provisions of any Award Agreements and, as provided in the Plan, to modify such Award Agreements; and

(9)           to make all other determinations that may be necessary or advisable for the administration of the Plan.

(b)           In making Award determinations under the Plan, the Committee may take into account the nature of services rendered by the respective employee, Consultant, independent contractor or trust manager of the Company or any Subsidiary, his or her present and potential contribution, to the Company's or any Subsidiary's success and such other factors as the Board deems relevant.

(c)           With respect to persons subject to Section 16 of the Securities Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor rule or statute under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

(d)           The Committee shall consist solely of two or more Non-Employee Trust Managers until such time as such other requirements are imposed or as otherwise permitted by Rule 16b-3 or its successor rule or statute under the Exchange Act.  The Committee shall function as follows: a majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

(e)           Notwithstanding any provision hereof, the Board, in its sole and exclusive discretion, may vest any or all of the authority, powers and discretion provided to the Committee under this Section or any provision of the Plan to the Board.  All members of the Committee will serve at the pleasure of the Board.

(f)           It is the intention of the Company that the Plan and all Awards issued under the Plan be interpreted and administered consistent with the provisions of Code Section 409A and the Treasury Regulations issued thereunder, including the exemptions from application of Section 409A available thereunder. Further, it is the intention of the Company that Share Option Awards and Restricted Share Awards shall not be “deferred compensation” subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of such  Awards shall be interpreted accordingly. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Code Section 409A, the Committee may adopt such amendment to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Committee determines are necessary or appropriate to (1) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (2) comply with the requirements of Code Section 409A.

1.5           Participation.  Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, (i) the employees of the Company and/or its Subsidiaries who will participate in the Plan, and (ii) any Consultants or trust managers of the Company and/or its Subsidiaries who will participate in the Plan.  In the discretion of the Committee, a Participant may be awarded Share Options, Restricted Shares, or Restricted Share Units or any combination thereof, and more than one award may be granted to a Participant; provided, however, that Incentive Share Options shall not be awarded to Participants who are not employees of the Company.  Except as otherwise agreed to by the Company and the Participant, any award under the Plan shall not affect any previous award to the Participant under the Plan or any other plan maintained by the Company or its Subsidiaries.

1.6           Shares Subject to the Plan.  The Shares with respect to which awards may be made under the Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Committee, shares purchased in the stock market). Subject to the provisions of Section 1.10, the number of Shares available under the Plan for the grant of Awards shall not exceed 3,000,000 shares in the aggregate. If, for any reason, any Award under the Plan or any portion of the Award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such shares are no longer distributable under the Award, such Shares shall again be available for award under the Plan.

1.7           Compliance With Applicable Laws and Withholding of Taxes.

(a)           Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any Shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.  As a condition to the issuance or transfer of any Shares issuable in connection with an Award under the Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (i) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (ii) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Shares are listed or admitted to trading.

(b)           All Awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of Shares that the Participant already owns, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from the number of Shares constituting part of the exercised Award paid in cash, if any, in consequence of the exercise of a Share Option or in connection with an Award of Restricted Shares or Restricted Share Units under the Plan, any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive Shares pursuant to the exercise of a Share Option pursuant to the Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

(c)           Upon the disposition (within the meaning of Code Section 424(c)) of Shares acquired pursuant to the exercise of an Incentive Share Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

(d)           Upon termination of the Restricted Period with respect to an Award of Restricted Shares or Restricted Share Units (or such earlier time, if any, as an election is made by the employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving Shares in respect of such Restricted Shares Award or Restricted Share Units Award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such Shares or, in lieu thereof, to retain or sell without notice a sufficient number of Shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Shares or Restricted Share Units the amount of taxes that the Company is required to withhold with respect to such dividend payments.

(e)           The Company shall not be liable for damages due to delay in the issuance,  delivery or transfer of any Shares issuable in connection with an Award under the Plan for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act or under any other state or federal law, rule or regulation.  Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Shares issuable in connection with an Award under the Plan if such refusal is based upon the foregoing provisions of this Section.

1.8           Transferability.  Incentive Share Options and, during the period of restriction, Restricted Shares and Restricted Share Units, awarded under the Plan are not assignable or transferable except to the Company or as designated by the Participant by will or by the laws of descent and distribution.  Incentive Share Options may be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.  If provided in the option agreement, Non-Qualified Share Options may be transferred by a Participant to Permitted Transferees, and may be exercised either by the Participant, his guardian or legal representative, or by a Permitted Transferee.

1.9           Employee and Shareholder Status.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any other Subsidiary or any trust manager or Consultant the right to continue to provide services to the Company or any Subsidiary.  No Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he or she fulfills all service requirements and other conditions for receipt of Shares.  If the redistribution of Shares is restricted pursuant to Section 1.8, certificates representing such Shares may bear a legend referring to such restrictions.

1.10           Adjustments to Number of Shares Subject to the Plan.  In the event of any change in the outstanding Shares of the Company by reason of any share dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other similar change, the aggregate number of Share Options, Restricted Shares, and Restricted Share Units, and the purchase price of a share under any Share Options, may be equitably adjusted by the Board in its sole discretion, provided, however, as follows: (i) any such adjustments to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any such adjustments to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

1.11           Corporate Transactions.

(a)           If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of Shares immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as "Transactional Consideration") as a result of such Corporate Transaction and substantially all of such Persons continue to hold the Shares held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the Awards will remain outstanding and will continue in full force and effect in accordance with their terms (without any modification) following the consummation of the Corporate Transaction.

(b)           If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of Shares immediately prior to the consummation of such Corporate Transaction receive Transactional Consideration as a result of such Corporate Transaction or substantially all of such Persons do not continue to hold the Shares held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the terms and conditions of the Awards may be modified as follows:

(1)           If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption (by the entity issuing Transactional Consideration to the Persons who were the holders of Shares immediately prior to the consummation of such Corporate Transaction) of the Awards granted pursuant to the Plan without any modification or amendment other than the issuer of the Shares covered by the Award, such Awards will remain outstanding and will continue in full force and effect in accordance with their terms following the consummation of such Corporate Transaction.

(2)           If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Transactional Consideration to the Persons who were the holders of Shares immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to the Plan without any modification or amendment, all vesting restrictions (performance-based or otherwise) applicable to Awards which will not be so assumed will accelerate and the holders of such Awards may (subject to the expiration of the term of such Awards) exercise/receive the benefits of such Awards without regard to such vesting restrictions during the ten (10) day period immediately preceding the consummation of such Corporate Transaction. For purposes of the immediately preceding sentence, all performance-based goals will be deemed to have been satisfied in full.  The Company will provide each Participant holding Awards that will not be so assumed with reasonable notice of the termination of such vesting restrictions and the impending termination of such Awards.  Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be so assumed will automatically terminate and cease to be outstanding.

(c)           Nothing contained in this Section will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been cancelled, terminated or surrendered.

1.12           Agreement With Company.  At the time of any Awards under the Plan, the Committee will require a Participant to enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

1.13           Amendment and Termination of Plan.  Subject to the following provisions of this Section 1.13, the Board may at any time and in any way amend, suspend or terminate the Plan.  No amendment of the Plan and, except as provided in Section 1.10, no action by the Board, shall, without further approval of the shareholders of the Company, increase the total number of Shares with respect to which awards may be made under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan, if shareholder approval of such amendment is a condition of Rule 16b-3 or its successor rule or statute, the Code or any exchange or market system on which the Shares are listed at the time such amendment is adopted. No amendment, suspension or termination of the Plan shall alter or impair any Share Option, Restricted Shares, or Restricted Share Units previously awarded under the Plan without the consent of the holder thereof.

1.14           Amendments and Adjustments To Awards.  Subject to the limitations described herein, the Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including, without limitation, to change the date or dates as of which and/or the terms and conditions to which a Share Option becomes exercisable; provided, however, only with shareholder approval may the Committee amend the terms of any outstanding Share Option to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or to cancel an Award and grant a new Award or cash in substitution therefore under such different terms and conditions as the Committee may determine.  The Committee may make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 1.11 of the Plan) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to the Plan.  Any provision of the Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair

Market Value of such cancelled Award.  The determinations of value pursuant to this Section shall be made by the Committee in its sole discretion. Notwithstanding the immediately preceding provisions of this Section 1.14, with respect to a Non-Qualified Share Option, no modifications described in this Section 1.14 shall be made to such Option unless such modification is permitted pursuant to Treasury Regulation Section 1.409A-1(b)(5)(v) and will not cause the Non-Qualified Share Option to be considered “deferred compensation” within the meaning of Code Section 409A.

1.15           Liability of the Company.  By accepting any benefits under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consented to, any action taken or made to be taken or made under the Plan by the Company, the Board, the Committee or any other committee appointed by the Board. No Participant or any person claiming under or through him or her shall have any right or interest, whether vested or otherwise, in the Plan or in any Share Option hereunder, contingent or otherwise, unless and until such Participant shall have complied with all of the terms, conditions and provisions of the Plan and the Award Agreement relating thereto.  Neither the Company, its trust managers, officers or employees, nor any of the Subsidiaries which are in existence or hereafter come into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Share Options granted hereunder do not qualify for tax treatment as Incentive Share Options under Section 422 of the Code.  Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation which may be created by the Plan.

1.16           Unfunded Plan.  Insofar as it provides for Awards, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Participants who are granted Awards of Shares under the Plan, any such accounts will be used merely as a bookkeeping convenience.  Except for the holding of Restricted Shares in escrow pursuant to Article IV hereof, the Company shall not be required to segregate any assets which may at any time be represented by Awards under the Plan, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board nor the Committee be deemed to be a trustee of Shares or cash to be awarded under the Plan.  Any liability of the Company to any Participant with respect to an Award under the Plan shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

1.17           Date of Grant of an Award.  The granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of an Award Agreement and neither any other action taken by the Committee or the Board nor anything contained in the Plan or in any resolution adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of an Award pursuant to this Plan; provided, however, that the amount of an Award (such as, for example, the number of Share Options or Restricted Shares to be granted) and the date as of which the Award will be granted shall be in a manner determined by the Committee and may precede the date of grant.

1.18           Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas, without giving effect to the choice of laws, rules and principles.

II.  INCENTIVE SHARE OPTIONS

2.1           Definition.  The award of an Incentive Share Option under the Plan entitles the Participant to purchase Shares at a price fixed at the date on which the Option is granted, subject to the following terms of this Article II.

2.2           Eligibility.  The Committee shall designate the Participants to whom Incentive Share Options, as described in Code Section 422(b) or any successor section thereto, are to be awarded under the Plan and shall determine the number of shares to be offered to each of them. Incentive Share Options may be awarded only to employees. In no event shall the aggregate Fair Market Value (determined at the time the Option is awarded) of Shares with respect to which Incentive Share Options are exercisable for the first time by an individual during any calendar year (under all Plans of the Company and all Subsidiaries) exceed $100,000.

2.3           Price.  The purchase price of a Share under an Incentive Share Option shall be determined by the Committee, provided, however, that in no event shall such price be less than the greater of (i) 100% of the Fair Market Value of a share as of the Option Date (or 110% of such Fair Market Value if the holder of the Share Option owns shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company or any Subsidiary) or (ii) the par value of a Share on such date.

2.4           Exercise.

(a)           Each Incentive Share Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments, as may be determined by the Committee at the Option Date. Unless otherwise provided in the applicable Award Agreement and subject to the Option’s Expiration Date as provided in Section 2.5, each Incentive Share Option shall become and be exercisable in the event the Participant terminates employment due to Retirement, death or Disability, as of the date of such termination of employment.

(b)           Unless otherwise provided in the Award Agreement evidencing such Share Option, Participants may elect to pay the purchase price of Shares purchased upon the exercise of Incentive Share Options in cash or through delivery at the time of such exercise of Shares (valued at Fair Market Value as of the date of exercise) already owned by the Participant or any combination thereof, equivalent to the purchase price of such Incentive Share Options. A Participant's payment of the purchase price in connection with the exercise of an Incentive Share Option through delivery of Shares ("ISO Shares") that were acquired through the exercise of an Incentive Share Option and that have been held for more than one year will be considered a disposition (within the meaning of Code Section 422(c)) of ISO Shares, resulting in the disqualification of the ISO Shares from treatment as an Incentive Share Option under Code Section 422, and the Participant's recognition of ordinary income.  Participants should consult with their tax advisors prior to electing to exercise an Incentive Share Option by this method.

(c)           As soon as practicable following the time of exercise of an Incentive Share Option, a certificate representing the Shares so purchased shall be delivered to the Participant.

2.5           Option Expiration Date.  Unless otherwise provided by the Award Agreement, the "Expiration Date" with respect to an Incentive Share Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

(a)           the date that is ten (10) years after the date on which the Incentive Share Option is awarded (or, if the Participant owns shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company or any Subsidiary, the date that is five (5) years after the date on which the Incentive Share Option is awarded);

(b)           the date that is one (1) year after the Participant's employment with the Company and all Subsidiaries is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death;

(c)           three (3) months following the date that the Participant's employment with the Company and all Subsidiaries is terminated for reason other than death or becoming Disabled; or

(d)           the date the Participant is terminated for Cause.

All rights to purchase Shares pursuant to an Incentive Share Option shall cease as of such Option's Expiration Date.

III.  NON-QUALIFIED SHARE OPTIONS

3.1           Definition.  The award of a Non-Qualified Share Option under the Plan entitles the Participant to purchase shares at a price fixed at the date on which the Option is granted, subject to the following terms of this Article III.

3.2           Eligibility.  The Committee shall designate the Participants to whom Non-Qualified Share Options are to be awarded under the Plan and shall determine the number of option Shares to be offered to each of them.

3.3           Price.  The purchase price of a Share under a Non-Qualified Share Option shall be determined by the Committee; provided, however, that in no event shall such Price be less than 100% of the Fair Market Value of a Share as of the Option Date.

3.4           Exercise.

(a)           Each Non-Qualified Share Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments, as may be determined by the Committee at the Option Date. Unless otherwise provided in the applicable Award Agreement and subject to the Option’s Expiration Date as provided in Section 3.5, each Non-Qualified Share Option shall become and be exercisable in the event the Participant terminates employment due to Retirement, death or Disability, as of the date of such termination of employment.

(b)           Unless otherwise provided in the Award Agreement evidencing such Non-Qualified Share Option, Participants may elect to pay the purchase price of Shares purchased upon the exercise of Non-Qualified Share Options in cash or though delivery at the time of such exercise of Shares (valued at Fair Market Value as of the date of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Share Options.  Participants also may elect to pay, unless restricted by the Committee or the terms of the Participant's Award Agreement, the purchase price, in whole or in part, in Shares purchased upon the exercise of Non-Qualified Share Options through the Company's withholding of Shares (valued at Fair Market Value as of the date of exercise) that would otherwise be issuable upon exercise of such options equivalent to the purchase price of such Non-Qualified Share Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

(c)           As soon as practicable following the time of exercise of a Non-Qualified Share Option, a certificate representing the Shares so purchased shall be delivered to the Participant. Upon exercise, the Participant shall in no event be entitled to any accumulated dividends, other securities or cash to which he or she would have been entitled had he or she actually owned the Shares subject to the Non-Qualified Option as of the Option Date.

3.5           Option Expiration Date.  Unless otherwise provided in a Participant's Award Agreement, the "Expiration Date" with respect to a Non-Qualified Share Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

(a)           the date is (10) ten years after the date on which the Non-Qualified Share Option is awarded;

(b)           three (3) months following the date that the Participant's employment with the Company and all Subsidiaries is terminated by reasons other than death, Retirement, or becoming Disabled; or

(c)           the date the Participant is terminated for Cause.

All rights to purchase shares pursuant to a Non-Qualified Share Option shall cease as of such Option's Expiration Date.

IV.  RESTRICTED SHARES

4.1           Definition.  Restricted Share Awards are grants of Shares to Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Committee.

4.2           Eligibility.  The Committee shall designate the Participants to whom Restricted Shares are to be awarded and the number of Shares that are subject to the Award.

4.3           Terms and Conditions of Awards.  All Restricted Shares awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion and as shall be contained in the Participant's Award Agreement.

(a)           Restricted Shares awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of years as the Committee may determine on the date of grant of the Award of Restricted Shares (the "Restricted Period").  Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Committee, the right to receive all dividends paid on such shares (including any non-vested shares subject to an Award).

(b)           The Committee may in its discretion, at any time after the date of the award of Restricted Shares, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants.

(c)           Except as otherwise determined by the Committee in its sole discretion, a Participant whose employment with the Company and all Subsidiaries terminates prior to the end of the Restricted Period for any reason shall forfeit Restricted Shares remaining subject to any outstanding vesting requirements under the Restricted Share Awards. Notwithstanding the immediately foregoing, unless otherwise provided in the applicable Award Agreement, in the event the Participant terminates employment due to Retirement, death, or Disability, all unvested Restricted Shares held by such Participant shall immediately vest.

(d)           Each certificate issued in respect of Restricted Shares awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Committee, each such certificate may be deposited with the Company's transfer agent or an agent of the Company as designated by the Committee.  Each such certificate shall bear the following (or a similar) legend:

"The transferability of this certificate and the Shares represented hereby are subject to the terms and conditions (including forfeiture) contained in the Weingarten Realty Investors 2010 Long Term Incentive Plan and an agreement entered into between the registered owner and Weingarten Realty Investors.  A copy of such plan and agreement is on file in the office of the Secretary of Weingarten Realty Investors, 2600 Citadel Plaza Drive #125, Houston, Texas  77008.

(e)           At the end of the Restricted Period for Restricted Shares, such Restricted Shares will be transferred free of the restrictions set forth in Section 4.3(d) above to a Participant (or to his or her legal representative, beneficiary or heir). Notwithstanding the foregoing, to the extent permissible under the Weingarten Realty Investors Deferred Compensation Plan, the Committee may provide that payment of a Restricted Share Award may be deferred, in accordance with the terms of such plan, which is intended to satisfy the requirements applicable to such a deferral under Code Section 409A.

V.  RESTRICTED SHARE UNITS

5.1           Definition. A Restricted Share Unit Award is the grant of a right to receive Shares in the future, the vesting of which is subject to a required period of employment and any other conditions established by the Committee.

5.2           Eligibility. The Committee shall designate the Participants to whom Restricted Share Units are to be awarded and the number of Shares that are subject to the Award.

5.3           Terms and Conditions of Awards. All Restricted Share Units awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion and as shall be contained in the Participant's Award Agreement.

(a)           A Restricted Share Unit may only be paid in whole Shares. The Share Certificate evidencing the Shares payable under a Restricted Share Unit shall be issued within two and one-half (2½) months after the date on which the Restricted Share Unit vests so that the payment of Shares qualifies for the short-term deferral exception under Code Section 409A; provided, however, that at the time a Restricted Share Unit Award is granted, the Committee may provide, in the applicable Award Agreement, that the Share Certificate evidencing the Shares payable under the Award shall be issued two and one-half (2½) months following the Participant’s Separation from Service or, if the Participant is a “specified employee” (as defined pursuant to Treasury Regulation Section 1.409A-1(i)), that the Share Certificate shall be issued in the month following the expiration of six months from the date of Separation from Service.

(b)           The Committee shall determine the dates on which Restricted Share Units granted to a Participant shall vest.  The Committee may, in its sole discretion, accelerate the vesting of any Restricted Share Units.  The acceleration of any Restricted Share Unit Award shall create no right, expectation or reliance on the part of any other Participant or that Participant regarding any other Restricted Share Unit Award.

(c)           Except as otherwise determined by the Committee in its sole discretion, with respect to a Participant whose employment with the Company and all Subsidiaries terminates, the

Participant’s unvested Restricted Share Units as of the date of termination shall be forfeited and any rights the Participant had to such unvested Awards shall become null and void; provided, however, that, notwithstanding the immediately foregoing, unless otherwise provided in the applicable Award Agreement, in the event the Participant terminates employment due to Retirement, death or Disability, all unvested Restricted Share Units held by such Participant shall immediately vest.

(d)           Unless provided otherwise in the applicable Award Agreement, the holder of a Restricted Share Unit Award shall not be entitled to receive dividends or dividend equivalents related to the Shares associated with the Award.

(e)           Unless expressly permitted by the Committee in the Award Agreement, a Participant does not have any right to make any election regarding the time or form of any payment pursuant to a Restricted Share Unit Award.

VI.  ACTIONS TAKEN IN THE EVENT OF FRAUD OR A MATERIAL RESTATEMENT OF FINANCIAL STATEMENTS

6.1           Clawback.  If at any time an allegation is made that an executive officer or any Participant has engaged in fraud, a review by the Board of the facts and circumstances associated with the alleged actions shall occur, and a determination shall be made whether fraud has occurred. In the event the allegation relates to a named executive officer, such review and determination shall be made by the Board; with respect to all other Participants, such review and determination shall be made by the Chief Executive Officer and his decision shall be subject to approval by the Committee.  Additionally, if the Company is required to materially restate its financial statements, the Board shall investigate the events giving rise to the restatement.  If is determined there was a failure to properly supervise, or a Participant’s actions or omissions led in any material way to the restatement, the Board will determine whether such officer received compensation based on the original financial statements because it appeared he achieved financial performance targets that, in light of the restated financial statements, were not, in fact, achieved. If a determination is made, the actions that may be taken by the Board, with respect to named executive officers, or the Chief Executive Officer, with respect to all other executive officers and associates (subject to Committee approval), include canceling all or any portion of the Participant’s unvested Awards.  Any determination by the Board or Chief Executive Officer (subject to Committee approval) with respect to the foregoing shall be final, conclusive and binding on all interested parties.